ADVANCE TO SUPPLIERS-NET	12 Months Ended
Dec. 31, 2017
ADVANCE TO SUPPLIERS AND LONG-TERM PREPAYMENTS [Abstract]
ADVANCE TO SUPPLIERS-NET
7.	Advance to suppliers-NET

Advance to suppliers and long-term prepayments represent interest-free cash deposits paid to suppliers in order to secure wafer supplies at favorable terms.

In circumstances where a supplier is in contractual default and the Group has termination rights that require repayment of its remaining deposit and the Group has asserted such rights, the advances are reclassified to other current assets in the consolidated balance sheets. Similarly, the Group reclassifies advances to other current assets when legal proceedings have commenced wherein the Group is claiming a breach of contract and is seeking monetary recovery of the remaining deposit. A provision for loss is recognized in operating expenses in the period in which the loss on such assets is determined to be probable and the amount can be reasonably estimated.